EXHIBIT 10.1
                                                                    ------------


      AMENDMENT No. 9, dated as of January 1, 2007, to AMENDED AND RESTATED MANAGEMENT AGREEMENT, dated as of January 1, 1999, as amended by Amendment No. 1, dated as of January 1, 2000, Amendment No. 2, dated as of January 1, 2001, Amendment No. 3, dated as of June 27, 2001, Amendment No. 4, dated as of January 1, 2002, Amendment No. 5, dated as of January 1, 2003, Amendment No. 6 dated as of January 1, 2004, Amendment No. 7 dated as of January 1, 2005 and Amendment No. 8 dated as of January 1, 2006 (as so amended, the "Agreement"), by and among G-I Holdings Inc., Merick Inc., International Specialty Products Inc. ("ISP"), International Specialty Holdings LLC ("ISH"), ISP Investco LLC ("Investco"),
ISP Minerals Inc. ("Minerals"), GAF Broadcasting Company, Inc., Building Materials Corporation of America ("BMCA"), and ISP Management Company, Inc. (the "Company"), as assignee of ISP Chemco LLC (formerly ISP Chemco Inc.). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

      WHEREAS, in accordance with Section 7 of the Agreement, the parties desire to adjust the management fees payable to the Company under the Agreement in order to properly reflect the costs to the Company of providing services thereunder;

      NOW, THEREFORE, the parties hereby amend the Agreement as follows:

      1.    Section 3 of the Agreement is hereby amended, effective as of the date hereof, to read in its entirety as follows:

            "In consideration of the Company providing Services hereunder, each of the parties listed below shall pay to the Company a management fee (the "Management Fee") at the following respective rates for the quarter ending March 31, 2007 and for each quarter thereafter for which this Agreement has been extended as provided in Section 1 of this Agreement: BMCA (on behalf of itself, its parent and its subsidiaries) - $1,062,000; ISP - $5,000; ISH - $10,000; Minerals -
            $1,819,000 and Investco (on behalf of itself and its subsidiaries) - $797,000. The Management Fee shall be payable monthly in arrears.

            In addition to the Management Fee, a wholly owned subsidiary of BMCA shall pay to the Company (as successor to both the overlandlord's and sublandlord's interests in the subject real property) rent payments pursuant to and in accordance with the terms of the Sublease (as amended) between such wholly owned subsidiary of BMCA and Company, the form of which is attached as Exhibit A hereto and made a part hereof.

            In consideration of BMCA providing G-I Services hereunder, G-I Holdings Inc. (on behalf of itself and its subsidiaries other than BMCA and BMCA's subsidiaries) shall pay to BMCA a management fee (the "G-I Management Fee") at the rate of $205,000 for the quarter ended March 31, 2007 and for each quarter thereafter for which this Agreement has been extended as provided in Section 1 of this Agreement. The G-I Management Fee shall be payable monthly in arrears."


      2. Exhibit A to the Agreement is hereby amended to substitute therefore Exhibit A to this Amendment.

      3. In all other respects, the Agreement as previously amended shall remain in full force and effect.

      4. This Amendment is subject to the approval of the Board of Directors of the Company.

      5. This Amendment may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument. Failure by any one party to execute this Amendment shall not affect the rights and obligations of any other party signatory hereto.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

G-I HOLDINGS INC.                       GAF BROADCASTING COMPANY, INC.


By:   /Steven J. Sklar/                 By:   /Robert B. Tafaro/
    -----------------------------           -----------------------------
Name:   Steven J. Sklar                 Name:   Robert B. Tafaro
Title:  Vice President and              Title:  Chief  Executive  Officer,
        Chief Tax  Advisor                      President and Secretary
Date:   February 15, 2008               Date:   February 5, 2008

MERICK INC.
                                        BUILDING MATERIALS
                                        CORPORATION OF AMERICA
By:   /Robert B. Tafaro/
    -----------------------------       By:   /John F. Rebele/
Name:   Robert B. Tafaro                    -----------------------------
Title:  Chief Executive Officer,        Name:   John F. Rebele
        President and Secretary         Title:  Senior Vice President,
Date:   February 5, 2008                        Chief Financial Officer
                                                and Chief Administrative
                                                Officer
INTERNATIONAL SPECIALTY                 Date:   February 1, 2008
PRODUCTS INC.

By:   /Douglas A. Vaughan/              ISP MANAGEMENT COMPANY, INC.
    -----------------------------
Name:   Douglas A. Vaughan
Title:  Senior Vice President and       By:   /Douglas A. Vaughan/
        Chief Financial Officer             -----------------------------
Date:   February 14, 2008               Name:   Douglas A. Vaughan
                                        Title:  Senior Vice President and
                                                Chief Financial Officer
ISP MINERALS INC.                       Date:   February 14, 2008


                                        ISP INVESTCO LLC
By:   /Kenneth E. Walton/               By:International Specialty Holdings LLC,
    -----------------------------          its sole member
Name:   Kenneth E. Walton
Title:  President
Date:   February 19, 2008               By:   /Douglas A. Vaughan/
                                            -----------------------------
                                        Name:   Douglas A. Vaughan
INTERNATIONAL SPECIALTY                 Title:  Senior Vice President and
HOLDINGS LLC                                    Chief Financial Officer
                                        Date:   February 14, 2008
By:   /Douglas A. Vaughan/
    -----------------------------
Name:   Douglas A. Vaughan
Title:  Senior Vice President and
        Chief Financial Officer
Date:   February 14, 2008

                                                                       EXHIBIT A
                                                                       ---------

                              AMENDMENT OF SUBLEASE


      THIS AMENDMENT (the "Amendment") is made as of January 1, 2007 by and between ISP MANAGEMENT COMPANY, INC. ("Sublessor") and BUILDING MATERIALS MANUFACTURING CORPORATION, as successor-in-interest to Building Materials Corporation of America ("Sublessee").

                                   WITNESSETH
                                   ----------

      WHEREAS, Sublessor and Sublessee entered into a certain Sublease Agreement dated as of January 1, 1998, as amended by Amendment of Sublease dated as of January 1, 1999, and as further amended by Amendment of Sublease dated as of January 1, 2000, Amendment of Sublease dated as of April 5, 2000, Amendment of Sublease dated as of January 1, 2001, Amendment of Sublease dated as of January 1, 2002, Amendment of Sublease dated as of January 1, 2003, Amendment of Sublease dated as of January 1, 2004, Amendment of Sublease dated as of January 1, 2005 and Amendment of Sublease dated as of January 1, 2006 (collectively, the "Sublease"); and,

      WHEREAS, Sublessor and Sublessee wish to modify the Sublease as provided below.

      NOW THEREFORE, in consideration of the mutual covenants herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee hereby agree to amend the Sublease as follows:

      1. Paragraph 4 (Rent) is amended to increase the rent for the period commencing January 1, 2007 through and including December 31, 2007 to $204,163.00 per month, based on an annual rent of $2,449,956. The rent for any partial calendar month shall be prorated based on the actual number of days in such calendar month.

      Except as expressly provided above, the terms, provisions and conditions of the Sublease remain unmodified and in full force and effect.

                  (Remainder of page left blank intentionally.)

IN WITNESS WHEREOF, Sublessor and Sublessee have executed this amendment as of the date first set forth above.


SUBLESSOR:                                SUBLESSEE:

ISP MANAGEMENT COMPANY, INC.,             BUILDING MATERIALS
a Delaware corporation                    MANUFACTURING CORPORATION,
                                          a Delaware corporation




By:   /Douglas A. Vaughan/                      By:   /John F. Rebele/
    ----------------------------                    ----------------------------
Name:  Douglas A. Vaughan                       Name:  John F. Rebele
Title: Senior Vice President and                Title: Senior Vice President,
       Chief Financial Officer                         Chief Financial Officer
                                                       and Chief Administrative
                                                       Officer

Date:  February 14, 2008                        Date:  February 1, 2008
    ----------------------------                    ----------------------------






















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